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                                                                    Exhibit 10.1

                           BNY TRUST COMPANY OF CANADA
                          IN ITS CAPACITY AS TRUSTEE OF
                                   STARS TRUST

                                     - and -

                      COMPUTERSHARE TRUST COMPANY OF CANADA

                     Made as of the 5th day of August, 2003


         ---------------------------------------------------------------

                            SERIES 2003-1 SUPPLEMENT
         to the amended and restated trust indenture between the parties hereto dated as of June 30, 1997
                      as amended, restated and supplemented

         ---------------------------------------------------------------


                       DAVIES WARD PHILLIPS & VINEBERG LLP

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          THIS AGREEMENT dated as of the 5th day of August, 2003

B E T W E E N:

               BNY TRUST COMPANY OF CANADA,
               a trust company incorporated pursuant to the laws of Canada and registered to carry on the business of a trust company in each of the provinces of Canada, in its capacity as trustee of STARS TRUST, a trust established pursuant to the laws of the Province of Ontario,

               (in such capacity, hereinafter referred to as the "TRUST").

                                     - and -

               COMPUTERSHARE TRUST COMPANY OF CANADA,
               a trust company incorporated pursuant to the laws of Canada and registered to carry on the business of a trust company in each of the provinces of Canada,

               (hereinafter referred to as the "INDENTURE TRUSTEE").

          WHEREAS pursuant to the terms of an amended and restated trust indenture dated as of June 30, 1997 between The Trust Company of Bank of Montreal (predecessor trustee of STARS Trust) in its capacity as trustee of STARS Trust and Montreal Trust Company of Canada (predecessor to the Indenture Trustee), as amended, restated and supplemented (the "INDENTURE"), the Trust and the Indenture Trustee have agreed to allocate the Trust Fund (including the income and proceeds therefrom) to the Secured Property securing the Trust's obligations in favour of holders of Trust Indebtedness of different Series and Classes in the manner therein provided and for the purposes therein described and to further specify such allocations in Supplements;

          AND WHEREAS the Trust and the Indenture Trustee are desirous of establishing the terms of a Series, to be comprised of Bonds, and to allocate the portion of the Trust Fund designated herein to the Secured Property standing as security exclusively for the Series 2003-1 Bonds and in respect of which recourse for payment and other obligations under the Series 2003-1 Bonds shall be limited;

          AND WHEREAS the Rating Agency Condition has been satisfied;

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby covenant and agree as follows:

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                                      - 2 -

                                    ARTICLE 1
                                 INTERPRETATION

1.1       DEFINITIONS

          In this Series 2003-1 Supplement, unless the context otherwise requires, the following words and phrases shall have the following meanings, respectively:

"ACCUMULATION DATE" means March 20, 2006, unless the Limited Partner provides written notice to the General Partner that it does not wish the Accumulation Date to occur on such date, in which case the Accumulation Date shall be such date after March 20, 2006 as the Limited Partner designates in writing as the "Accumulation Date";

"BANK" means Bank of Montreal, a Canadian Schedule 1 bank;

"BOND INTEREST AMOUNT" means, for any Series 2003-1 Bonds outstanding during a Remittance Period, the amount of accrued and unpaid interest outstanding on such Series 2003-1 Bonds in respect of such Remittance Period, provided that if the next occurring Interest Payment Date is in the immediately following Remittance Period, the "Bond Interest Amount" shall be equal to the amount of the accrued and unpaid interest on the Series 2003-1 Bonds for such Remittance Period less the Interest Earned Amount for the Series 2003-1 Bonds for the period since the previously occurring Interest Payment Date or in the case of the first Interest Payment Date for such series of Bonds, for the period since the date of issue of such series of Bonds;

"ELIGIBLE ACCOUNT" means either (a) a segregated trust account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depositary institution organized under the laws of Canada or a province thereof and authorized to act as a trustee for funds deposited in such account, so long as any of the securities of such depositary institution shall have a credit rating from the Rating Agency in one of its generic credit rating categories which signifies investment grade or such depositary institution is wholly owned by a Canadian Schedule 1 Bank;

"ELIGIBLE INVESTMENTS" means, book-based securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence any of:

            (i) direct obligations of, or obligations fully guaranteed as to the timely payment of principal and interest by, the Government of Canada;

           (ii) direct obligations of, or obligations fully guaranteed as to the timely payment of principal and interest by, the government of a province of Canada;

          (iii) direct obligations of, or obligations fully guaranteed as to the timely payment of principal and interest by banks or trust companies chartered or licensed under the laws of Canada or any province thereof which bank or trust company has a short-term debt rating from the Rating Agency of at least R-1 (middle);

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                                      - 3 -

           (iv) commercial paper and any other securities having, at the time of the investment or contractual commitment to invest therein, a rating of at least R-1 (middle) from the Rating Agency;

            (v) notes issued and bankers' acceptances accepted by, overnight repurchase agreements with and call loans to, any bank or trust company referred to in (iii) above;

           (vi) term deposits with an entity, the short-term debt or deposits of which have a rating of at least R-1 (middle) from the Rating Agency; and

          (vii) any other class of investments approved in writing by the Rating Agency (other than those set out in (i) to (vi) above),

          provided, however, that the aggregate amount of Eligible Investments that may be represented by the securities of any single issuer (other than obligations of or fully guaranteed by the Government of Canada) shall not exceed the greater of (i) $1,000,000 and (ii) 10% of total Eligible Investments. For greater certainty, if otherwise qualified in accordance with the foregoing clauses of this definition, securities of the Limited Partner, the Securitization Agent, the Bank and any Affiliate of the foregoing are Eligible Investments;

"EXPECTED FINAL PAYMENT DATE" means July 20, 2006;

"GENERAL PARTNER" means Aviscar Inc., the general partner of the Partnership;

"INTEREST FUNDING ACCOUNT" has the meaning ascribed thereto in Section 3.1;

"INTEREST PAYMENT DATE" means the 20th day of January and July in each year or, during a Monthly Amortization Period, the 20th day of each calendar month, or to the extent such day is not a Business Day, the next following day;

"MONTHLY AMORTIZATION PERIOD" means the period from (x) the day on which a Trigger Event has occurred or (y) the Expected Final Payment Date if the outstanding principal amount of the Series 2003-1 Bonds is not paid in full on such date, until the earliest of (i) the date on which all amounts owing on the Series 2003-1 Bonds have been paid in full and (ii) the winding-up of the Partnership;

"OFFERING MEMORANDUM" means the confidential offering memorandum of the Trust dated July 29, 2003;

"PARTNERSHIP" means WTH Limited Partnership, an Ontario limited partnership formed to carry on the business of purchasing, owning, renting and disposing of certain classes of automobiles, minivans, trucks and other motorized vehicles;

"PARTNERSHIP AGREEMENT" means the second amended and restated limited partnership agreement made as of August 5, 2003 between the General Partner and the Trust;

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                                      - 4 -

"PRINCIPAL FUNDING ACCOUNT" has the meaning ascribed thereto in Section 3.2;

"REMITTANCE DATE" means the 20th day of each calendar month, provided if such day is not a Business Day, the Remittance Date shall occur on the next Business Day;

"REMITTANCE PERIOD" means the period beginning on a Remittance Date and ending on the day prior to the next occurring Remittance Date;

"SERIES 2003-1 ACCOUNTS" has the meaning ascribed thereto in Section 3.3;

"SERIES 2003-1 BONDHOLDERS" means the registered holder of a Series 2003-1 Bond;

"SERIES 2003-1 BONDS" has the meaning ascribed thereto in Section 2.1;

"SERIES 2003-1 SHARE" means a percentage interest equivalent to a fraction where
(i) the numerator is equal to the aggregate outstanding principal amount of Series 2003-1 Bonds on such day and all interest that has accrued thereunder and remains unpaid on such day, and (ii) the denominator is equal to the sum of (A) the aggregate principal amount of all Series 2003-1 Bonds outstanding on such day and all interest that has accrued thereunder and remains unpaid on such day,
(B) the aggregate principal amount of all other series of bonds issued by the Trust to fund capital contributions to the Partnership and outstanding on such day and all interest that has accrued thereunder and remains unpaid on such day and (C) the aggregate principal amount of all Short Term Notes outstanding on such day, and all interest which has accrued thereunder and remains unpaid on such day, or in the case of any Short Term Notes issued on a discount basis, the aggregate face amounts of each such note discounted from its scheduled maturity date to the day of determination at a discount rate equivalent on an annualized basis to the original discount rate at which each such note was issued;

"SPECIAL PAYMENT DATE" means each Remittance Date occurring during a Monthly Amortization Period; and

"SHORT TERM NOTES" means short-term debt obligations of the Trust with a maximum weighted average of 42 days until maturity issued by the Trust from time to time to fund (a) certain of the Trust's capital contributions to the Partnership and
(b) loans made pursuant to the Loan Agreement.

1.2       INTERPRETATION PROVISIONS IN INDENTURE

          This Series 2003-1 Supplement shall, unless the context otherwise requires, be subject to the interpretation provisions contained in Article 1 of the Indenture.

1.3       TERMS DEFINED IN THE PARTNERSHIP AGREEMENT

          The following capitalized terms used herein shall have the meanings ascribed to them, respectively, in the Partnership Agreement: Bond Payment Amount, Interest Earned Amount, Loan, Loan Agreement, Parent Guarantee, Rental Account, Trigger Event and Vehicle Account.

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                                      - 5 -

1.4       TERMS DEFINED IN INDENTURE

          All capitalized terms used herein and not otherwise defined herein shall, unless the context otherwise requires, have the meanings ascribed to them, respectively, in the Indenture.

1.5       CONFLICT BETWEEN SERIES 2003-1 SUPPLEMENT AND INDENTURE

          In the event that a term or provision contained herein shall conflict with or be inconsistent with any term or provision of the Indenture, the terms and provisions of this Series 2003-1 Supplement shall govern.

1.6       SCHEDULES

          The following schedules annexed hereto are incorporated herein by reference and deemed to be a part hereof:

              Schedule A   -   Form of Series 2003-1 Bond

                                    ARTICLE 2
                       CREATION OF THE SERIES 2003-1 BONDS

2.1       DESIGNATION

          Pursuant to section 2.2 of the Indenture, there is hereby created a Series of Bonds to be issued pursuant to the Indenture and this Series 2003-1 Supplement to be known as the "STARS Trust Series 2003-1 Bonds" (the "SERIES 2003-1 BONDS"). The Series 2003-1 Bonds may be in bearer or registered form and may be issued from time to time in Canadian dollars in such denominations and amounts as may be issued in accordance with applicable law, all at prices to be negotiated by the Securitization Agent on behalf of the Trust.

2.2       CREATION OF SERIES 2003-1 BONDS

          The Series 2003-1 Bonds shall be dated the date of issue thereof; shall be substantially in the form set out in Schedule A; shall bear such distinguishing letters and numbers as the Indenture Trustee shall approve, such approval to be conclusively evidenced by the certification of the Series 2003-1 Bonds by the Indenture Trustee or its duly appointed agent; shall be payable at the main branch of the Indenture Trustee in Toronto, Ontario; shall be issued in integrals of $1,000, subject to a minimum principal amount of $150,000, shall be interest-bearing with an interest rate of 3.979% per annum payable on each Interest Payment Date with interest calculated on the basis of the actual number of days in the relevant interest period and a year of 365 days or 366 days, as applicable; shall be entitled to interest on overdue amounts at the same rate both before and after default and judgment; shall entitle the holders thereof to receive payment as provided in Article 6; and shall be in the English language.

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                                    ARTICLE 3
                        ESTABLISHMENT OF FUNDING ACCOUNTS

3.1       INTEREST FUNDING ACCOUNT

     (a) The Securitization Agent, on behalf of the Trust, shall establish and maintain in the name of the Trust, an Eligible Account (the "INTEREST FUNDING ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are to be held by the Indenture Trustee as part of the Secured Property securing the obligations of the Trust to the holders of the Series 2003-1 Bonds.

     (b) At the direction of the Securitization Agent, on behalf of the Trust, funds on deposit in the Interest Funding Account shall be invested by the Trust in Eligible Investments. All such Eligible Investments shall form part of the Secured Property securing the obligations of the Trust to the holders of the Series 2003-1 Bonds. Funds deposited in the Interest Funding Account on any Remittance Date (which are not paid to Series 2003-1 Bondholders pursuant to section 6.1(a) on such Remittance Date) shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the next occurring Interest Payment Date.

3.2       PRINCIPAL FUNDING ACCOUNT

     (a) The Securitization Agent, on behalf of the Trust, shall establish and maintain in the name of the Trust, an Eligible Account (the "PRINCIPAL FUNDING ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are to be held by the Indenture Trustee as part of the Secured Property securing the obligations of the Trust to the holders of the Series 2003-1 Bonds.

     (b) At the direction of the Securitization Agent, on behalf of the Trust, funds on deposit in the Principal Funding Account shall be invested by the Trust in Eligible Investments. All such Eligible Investments shall form par of the Secured Property securing the obligations of the Trust to the holders of the Series 2003-1 Bonds. Funds deposited in the Principal Funding Account on any Remittance Date (which are not paid to Series 2003-1 Bondholders pursuant to section 6.1(b) on such Remittance Date) shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the Expected Final Payment Date.

3.3       TITLE TO FUNDS ON DEPOSIT

     (a) The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Account and the Principal Funding Account (collectively, the "SERIES 2003-1 ACCOUNTS") and in all proceeds thereof subject only to the Security Interest granted therein to the Indenture Trustee as security for the obligations of the Trust to the holders of the Series 2003-1 Bonds. If, at any time, one of the Series 2003-1 Accounts ceases to be an Eligible Account, the Trust (or the Securitization Agent on its behalf) shall within ten Business Days (or

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          such longer period, not to exceed 30 calendar days, as the Rating
          Agency may consent) establish a new Series 2003-1 Account meeting the conditions specified in sections 3.1(a) or 3.2(a) above, as applicable and shall transfer any cash and/or investments to such new Series 2003-1 Account.

                                    ARTICLE 4
                             CONDITIONS TO ISSUANCE

4.1       CONDITIONS TO INITIAL ISSUANCE

          Prior to the initial issuance of the Series 2003-1 Bonds, the Trust shall have complied with the conditions specified in section 2.4 of the Indenture and with the following:

     (a) the Trust shall have delivered to the Indenture Trustee a certified copy of the Offering Memorandum; and

     (b) the Trust shall have delivered to the Indenture Trustee certified copies of all Securitization Agreements which form part of the Trust Fund allocated to stand as security for the Series 2003-1 Bonds.

4.2       CONDITIONS TO ADDITIONAL ISSUANCES

          Prior to the issuance of any Series 2003-1 Bonds (other than the initial issuance of the Series 2003-1 Bonds) or any other series of bonds issued by the Trust to fund capital contributions to the Partnership, the Trust shall have complied with the conditions specified in section 2.4 of the Indenture and with the following:

     (a) the Securitization Agent shall have delivered to the Trust a certificate of an authorized officer to the effect that, in the reasonable belief of the Securitization Agent, such issuance will not, at the time of its occurrence or at a future date have a material adverse effect on the then existing holders of Series 2003-1 Bonds;

     (b) the Trust shall have delivered to the Indenture Trustee a certified copy of any prospectus, offering memorandum or similar document pursuant to which such bonds are being issued; and

     (c) the Rating Agency Condition in respect of any Series 2003-1 Bonds, any other series of bonds issued by the Trust to fund capital contributions to the Partnership and any Short Term Notes then outstanding shall have been satisfied.

                                    ARTICLE 5
                              DEPOSITS BY THE TRUST

5.1       DEPOSIT OF PARTNERSHIP AMOUNTS

     (a) All payments received by the Trust from the Partnership in respect of the Bond Interest Amount for the Series 2003-1 Bonds pursuant to
          Section 4.6(c)(ii) of the

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                                      - 8 -

          Partnership Agreement shall be deposited by the Securitization Agent, on behalf of the Trust, forthwith upon receipt, into the Interest Funding Account;

     (b) All payments received by the Trust from the Partnership in respect of the Bond Payment Amount for the Series 2003-1 Bonds after the Accumulation Date pursuant to Section 4.7(b)(iv) of the Partnership Agreement shall be deposited by the Securitization Agent, on behalf of the Trust, forthwith upon receipt, into the Principal Funding Account.

     (c) During any Monthly Amortization Period, the Series 2003-1 Share of all payments received by the Trust from the Partnership, whether pursuant to Section 8.5 of the Partnership Agreement or otherwise, shall be deposited by the Securitization Agent, on behalf of the Trust, forthwith upon receipt, into the Principal Funding Account.

     (d) The Series 2003-1 Share of all amounts received by the Trust pursuant to the terms of the Performance Guarantee shall be deposited by the Securitization Agent, on behalf of the Trust, forthwith upon receipt, into the Principal Funding Account.

                                    ARTICLE 6
                              PAYMENTS AND REPORTS

6.1       PAYMENTS

     (a) On each Interest Payment Date prior to the occurrence of a Trigger Event, the Trust shall pay to each Series 2003-1 Bondholder of record such holder's interest entitlement on their Series 2003-1 Bonds out of the amounts then on deposit in the Interest Funding Account or, if the funds then on deposit in the Interest Funding Account are insufficient to fully satisfy all such interest entitlements, each Series 2003-1 Bondholder's PRO RATA share of the amounts on deposit in the Interest Funding Account.

     (b) Unless a Trigger Event has occurred, on the Expected Final Payment Date, the Trust shall pay to each Series 2003-1 Bondholder the outstanding principal amount of its Series 2003-1 Bonds, out of the amounts then on deposit in the Principal Funding Account or, if the funds then on deposit in the Principal Funding Account are insufficient to fully satisfy the full payment of all such principal amounts, each Series 2003-1 Bondholder's PRO RATA share of the amounts then on deposit in the Principal Funding Amount.

     (c) On each Special Payment Date, the Trust shall pay to each Series 2003-1 Bondholder of record out of the amounts then on deposit in the Interest Funding Account and the Principal Funding Account, such Series 2003-1 Bondholder's PRO RATA share of such amounts in respect of the interest and principal amounts payable to such holder.

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                                    ARTICLE 7
                         SECURITY AND RECOURSE ALLOCATED

7.1       SECURITY AND RECOURSE ALLOCATION

          The Series 2003-1 Bonds issued and outstanding from time to time hereunder shall have, to the exclusion of the holders of any other Trust Indebtedness issued under the Indenture, the benefit of the following Secured Property in accordance with the rights of holders of such Series 2003-1 Bonds to receive payments hereunder, and recourse of the Indenture Trustee and holders of Series 2003-1 Bonds for payment and all other obligations under the Series 2003-1 Bonds shall be limited to the following Secured Property:

     (a) the Series 2003-1 Share of all of the Trust's right, title and interest in, to and under the Partnership Agreement, together with all of its partnership interests in the Partnership and all of its interest in any other agreement, instrument or document executed and delivered thereunder or pursuant thereto, and in, to and under any agreement, instrument or document in respect of which the Trust is entitled to any benefit thereunder, including the Parent Guarantee;

     (b) the Series 2003-1 Share of all of the Trust's right, title and interest in and to the Rental Account and the Vehicle Account under the Partnership Agreement;

     (c)  all monies received by the Trust in the manner contemplated by Section
          5.1 hereof;

     (d) all monies from time to time on deposit in each of the Series 2003-1 Accounts;

     (e) all of the Trust's right, title and interest in and to all Eligible Investments purchased with funds which have accumulated to the order of or for the benefit of the Trust in each of the Series 2003-1 Accounts; and

     (f)  all of the proceeds of any of the foregoing.

7.2       ALLOCATION FOR BONDHOLDERS

          Subject to section 7.3 below, all distributions remitted to the Trust by the Partnership pursuant to the terms of the Partnership Agreement to fund payments of the Bond Interest Amount for the Series 2003-1 Bonds or the Bond Payment Amount for the Series 2003-1 Bonds will be allocated by the Trust exclusively for the benefit of the Series 2003-1 Bondholders.

7.3       ALLOCATION FOLLOWING A TRIGGER EVENT

          During a Monthly Amortization Period commencing as a result of the occurrence of a Trigger Event, all distributions remitted to the Trust by the Partnership will be allocated to the Short Term Notes, the Series 2003-1 Bonds and any other series of bonds issued by the Trust to fund capital contributions to the Partnership on a PARI PASSU basis such that the Series 2003-1 Bonds will be allocated the Series 2003-1 Share of each such distribution and the Short Term

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                                     - 10 -

Notes and any other series of bonds issued by the Trust to fund capital contributions to the Partnership will be allocated the remainder of each such distribution.

                                    ARTICLE 8
                            MISCELLANEOUS PROVISIONS

8.1       RATIFICATION OF INDENTURE

          As supplemented by this Series 2003-1 Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Series 2003-1 Supplement shall be read, taken and construed as one and the same instrument.

8.2       COUNTERPARTS

          This Series 2003-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOFF the parties have caused this Series 2003-1 Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       BNY TRUST COMPANY OF
                                       CANADA, IN ITS CAPACITY AS TRUSTEE OF
                                       STARS TRUST

                                       by /s/ Patricia Benjamin
                                          --------------------------------------
                                           Name:   PATRICIA BENJAMIN
                                           Title:  Authorized Officer

                                          --------------------------------------
                                           Name:
                                           Title:


                                       COMPUTERSHARE TRUST
                                       COMPANY OF CANADA

                                       by
                                          --------------------------------------
                                           Name:
                                           Title:

                                          --------------------------------------
                                           Name:
                                           Title:

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                                     - 10 -

Notes and any other series of bonds issued by the Trust to fund capital contributions to the Partnership will be allocated the remainder of each such distribution.

                                    ARTICLE 8
                            MISCELLANEOUS PROVISIONS

8.1       RATIFICATION OF INDENTURE

          As supplemented by this Series 2003-1 Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Series 2003-1 Supplement shall be read, taken and construed as one and the same instrument.

8.2       COUNTERPARTS

          This Series 2003-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF the parties have caused this Series 2003-1 Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       BNY TRUST COMPANY OF
                                       CANADA, IN ITS CAPACITY AS TRUSTEE OF
                                       STARS TRUST

                                       by
                                          --------------------------------------
                                           Name:
                                           Title:

                                          --------------------------------------
                                           Name:
                                           Title:


                                       COMPUTERSHARE TRUST
                                       COMPANY OF CANADA

                                       by /s/ Carrie Sheppard
                                          --------------------------------------
                                           Name:   Carrie Sheppard
                                           Title:  Professional, Corporate Trust

                                       by /s/ Sandra Zada
                                          --------------------------------------
                                           Name:   Sandra Zada
                                           Title:  Professional, Corporate Trust

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                                   SCHEDULE A

                           FORM OF SERIES 2003-1 BOND